UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2014

RIGHTSIDE GROUP, LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-36262	32-0415537
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5808 Lake Washington Blvd. NE, Suite 300 Kirkland, Washington	98033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 298-2500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On August 25, 2014, the board of directors of Rightside Group, Ltd. (the “Company” or “Rightside”) appointed Diane M. Irvine and Shawn J. Colo as directors of the Company, filling the two vacancies on the Company’s board of directors, effective immediately. In addition, the board of directors reclassified one of the Class I vacancies on the board of directors to a Class III vacancy. Mr. Colo was appointed to fill the vacancy as a Class I director and Ms. Irvine was appointed to fill the vacancy as a Class III director.

Effective August 25, 2014, Richard C. Spalding resigned as a member of the Compensation Committee, James R. Quandt resigned as a member of the Nominating and Corporate Governance Committee and Robert J. Majteles resigned as chairperson, but not as a member, of the Compensation Committee. On August 25, 2014, the board of directors of the Company appointed Ms. Irvine to serve as the chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee, effective immediately.  The board of directors has determined that Ms. Irvine is an independent director.

Ms. Irvine, age 55, served as Chief Executive Officer of Blue Nile, Inc. (“Blue Nile”), an online retailer of diamonds and fine jewelry, from February 2008 until November 2011.  Prior to serving as Chief Executive Officer of Blue Nile, Ms. Irvine also held roles at Blue Nile as President from February 2007 until November 2011 and as Chief Financial Officer from December 1999 to September 2007.  Prior to that, she served as Chief Financial Officer of Plum Creek Timber Company, a timberland management and wood products company. Ms. Irvine was also previously a partner with Coopers and Lybrand. Ms. Irvine has also served on the boards of directors for Yelp Inc. since November 2011, CafePress Inc. since May 2012 and has previously served on the boards of directors for Blue Nile from May 2001 until November 2011, Ticketmaster Entertainment, Inc. from August 2008 to January 2010 and Davidson Companies from January 1998 to January 2009. She holds a B.S. in Accounting from Illinois State University and an M.S. in Taxation from Golden Gate University.  Ms. Irvine will provide the Company’s board of directors with valuable insight with her experience as a public company executive and experience in the online retail industry.

Mr. Colo, age 42, is a co-founder of Demand Media, Inc. (“Demand Media”), has served as its President since October 2013 and a director since August 2014. From October 2013 to August 2014, Mr. Colo also served as the interim Chief Executive Officer of Demand Media.  Prior to that, Mr. Colo served as Demand Media’s Executive Vice President, Corporate Development, focusing on mergers and acquisitions as well as strategic corporate partnerships, since April 2006. Mr. Colo has led the acquisitions of eNom, BulkRegister, Name.com and HotKeys, Inc. and played a key role in identifying and developing the strategy for acquiring gTLD registry operator rights in ICANN’s New gTLD Program. Prior to co-founding Demand Media, Mr. Colo was a principal with Spectrum Equity Investors, a media and communications focused private equity firm, from 1997 to 2006, where he was responsible for sourcing and analyzing media and technology investment opportunities in the United States and Europe. Mr. Colo holds a B.S.E. in Civil Engineering and Operations Research from Princeton University. Mr. Colo is also a director of KCRW, Southern California’s leading National Public Radio affiliate and participates on the Intel Capital Consumer Advisory Board. Mr. Colo’s extensive experience evaluating and acquiring businesses in the domain name industry will serve as a critical resource to the Company’s management team and board of directors.

Ms. Irvine and Mr. Colo will participate in the Company’s standard compensation plan as provided below for non-employee directors, adopted as of August 25, 2014, including an initial grant of 10,279 restricted stock units, which was granted to each of Ms. Irvine and Mr. Colo on August 25, 2014.

There are no arrangements or understandings between each of Ms. Irvine or Mr. Colo and any other person pursuant to which any of them was selected as a director.  There are no transactions involving either Ms. Irvine or Mr. Colo that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Irvine’s and Mr. Colo’s appointment to the board of directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Compensation Plan

The Company’s director compensation plan provides for the following compensation of its non-employee directors effective as of August 25, 2014:

General Board member retainer	$30,000
Audit Committee Chair retainer	$12,500
Compensation Committee Chair retainer	$7,500
Nominating and Corporate Governance Committee Chair retainer	$6,000
Audit Committee member retainer	$7,000
Compensation Committee member retainer	$4,000
Nominating and Corporate Governance Committee member retainer	$3,000
Initial equity grant	$125,000 value (restricted stock units)(1)(2)
Annual equity grant	$70,000 value (restricted stock units)(1)(2)

(1)         The number of restricted stock units granted will be calculated using the closing price of a single share of the Company’s common stock on the date of grant.

(2)         The grant, which vests over three (3) years from the date of grant, is awarded on or about the date on which such person first becomes a non-employee director.

Board Classification

Effective as of August 25, 2014, the Company’s board of directors is classified as set forth below:

•                  Class I consists of James R. Quandt and Shawn J. Colo, with a term expiring at the 2015 annual meeting of stockholders;

•                  Class II consists of David E. Panos and Richard C. Spalding, each with a term expiring at the 2016 annual meeting of stockholders; and

•                  Class III consists of Diane M. Irvine, Robert J. Majteles, Taryn J. Naidu, each with a term expiring at the 2017 annual meeting of stockholders.

Committee Composition

Effective as of August 25, 2014, the membership of each of the committees of the Company’s board of directors is listed in the table below.

Name	Audit	Compensation	Nominating and Corporate Governance
Diane M. Irvine	—	Chair	X
Shawn J. Colo	—	—	—
Robert J. Majteles	X	X	Chair
Taryn J. Naidu	—	—	—
David E. Panos*	—	—	—
James R. Quandt	Chair	X	—
Richard C. Spalding	X	—	X

*Mr. Panos serves as Chairman of the Company’s board of directors.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated August 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2014	RIGHTSIDE GROUP, LTD.

	By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated August 28, 2014